SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES EXCHANGE ACT OF 1934

                            (AMENDMENT NO. ________)

Filed  by  the  Registrant                            /X/
Filed  by  a  party  other  than  the  Registrant     / /

Check  the  appropriate  box:

/ /   Preliminary  Proxy  Statement
/ / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
/X/   Definitive  Proxy  Statement
/ /   Definitive  Additional  Materials
/ /   Soliciting  Material  Pursuant  to  Rule  14a-12


                            MERCER INTERNATIONAL INC.
                (Name of Registrant as Specified in its Charter)

Payment  of  Filing  Fee  (Check  the  appropriate  box):

/X/   No  fee  required.

/ /   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      (1)  Title  of  each  class  of securities to which transaction applies:

      (2)  Aggregate  number  of  securities  to  which  transaction  applies:

      (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      (4)  Proposed  maximum  aggregate  value  of  transaction:

      (5)  Total  fee  paid:

/ /   Fee  paid  previously  with  preliminary  materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

      (1)  Amount  Previously  Paid:

      (2)  Form,  Schedule  or  Registration  Statement  No.:

      (3)  Filing  Party:

      (4)  Date  Filed:

                            MERCER INTERNATIONAL INC.

                    14900 INTERURBAN AVENUE SOUTH, SUITE 282
                                SEATTLE, WA 98168


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To:  The  Shareholders  of  Mercer  International  Inc.

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of Mercer International Inc. (the "Company") will be held at Hauptstrasse 16, D 07365, Blankenstein, Germany at 8:00 a.m., Central Europe Time, on July 15, 2003, for the following purposes:

1.   To  elect  two  Trustees  of  the  Company;

2. To ratify the appointment of Deloitte & Touche LLP as the new independent auditors of the Company; and

3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees has fixed the close of business on May 21, 2003 as the record date for the determination of shareholders entitled to vote at the Annual Meeting or any adjournment thereof.

                                   BY  ORDER  OF  THE  BOARD  OF  TRUSTEES

                                   Jimmy  S.H.  Lee
                                   President

June  18,  2003

WE URGE YOU TO COMPLETE, SIGN, DATE AND RETURN IN THE ENCLOSED ENVELOPE THE FORM OF PROXY THAT ACCOMPANIES THIS NOTICE OF ANNUAL MEETING OF SHAREHOLDERS AS PROMPTLY AS POSSIBLE, WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING. THIS WILL ENSURE THE PRESENCE OF A QUORUM AT THE ANNUAL MEETING. A PROXY MAY BE REVOKED IN THE MANNER DESCRIBED IN THE ACCOMPANYING PROXY STATEMENT.

                            MERCER INTERNATIONAL INC.

                                PROXY STATEMENT

     This statement is furnished in connection with the solicitation by the management of Mercer International Inc. (the "Company") of proxies for use at the annual meeting of shareholders of the Company (the "Shareholders'") to be held at Hauptstrasse 16, D 07365, Blankenstein, Germany at 8:00 a.m., Central Europe Time, on July 15, 2003, or any adjournment thereof (the "Annual Meeting"). If a proxy in the accompanying form (a "Proxy") is properly executed and received by the Company prior to the Annual Meeting or any adjournment thereof, the Company's shares of beneficial interest, $1.00 par value (the "Shares") represented by such Proxy will be voted in the manner directed. In the absence of voting instructions, the Shares will be voted for each of the proposals set out in the accompanying Notice of Annual Meeting of Shareholders.

     A Proxy may be revoked at any time prior to its use by filing a written Notice of Revocation of Proxy or a later dated Proxy with the Secretary of the Company c/o Suite 1620, 400 Burrard Street, Vancouver, British Columbia, Canada V6C 3A6. A Proxy may also be revoked by attending the Annual Meeting and voting Shares in person. Attendance at the Annual Meeting will not, in itself, constitute revocation of a Proxy.

     The holders of one-third of the outstanding Shares entitled to vote at the Annual Meeting, present in person or represented by proxy, constitutes a quorum for the Annual Meeting. Under applicable Washington law, abstentions and broker non-votes will be counted for the purposes of establishing a quorum for the Annual Meeting.

     Proxies for the Annual Meeting will be solicited primarily by mail. Proxies may also be solicited personally by the Trustees, officers or regular employees of the Company without additional compensation. The Company may reimburse banks, broker-dealers or other nominees for their reasonable expenses in forwarding the proxy materials for the Annual Meeting to beneficial owners of Shares. The costs of this solicitation will be borne by the Company.

     This Proxy Statement and accompanying Proxy will be mailed to Shareholders commencing on or about June 20, 2003. The close of business on May 21, 2003 has been fixed as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

                  VOTING SECURITIES AND PRINCIPAL SHAREHOLDERS

     There were 16,874,899 Shares of the Company issued and outstanding on the Record Date. Each Share is entitled to one vote at the Annual Meeting.

     The following table sets forth certain information regarding the beneficial ownership of the Shares as of June 16, 2003 by each Shareholder known by the Company to own more than five percent of the outstanding Shares. The following is based solely upon statements made in filings with the Securities and Exchange Commission (the "Commission") or other information the Company believes to be reliable.


                                                          Percentage of
Name and Address of Owner       Number of Shares Owned    Outstanding Shares
--------------------------      ----------------------    ------------------
Greenlight Capital, L.L.C.             2,517,500                14.9%
420 Lexington Ave.
Suite 875
New York, NY 10170

Cramer Rosenthal McGlynn               1,729,700                10.3%
707 Westchester Avenue
White Plains, NY 10604

Merrill Lynch & Co., Inc.              1,596,700                 9.5%
4 World Financial Center
New York, NY 10080

Peter R. Kellogg                         893,300                 5.3%
120 Broadway, 6th Floor
New York, NY 10271

Coghill Capital                          891,679                 5.3%
  Management, LLC(1)
One North Wacker Drive
Suite 4725
Chicago, IL  60606

--------------
(1) Filed jointly with CCM Master Fund, Ltd. and Clint D. Coghill.

                                   PROPOSAL 1

                              ELECTION OF TRUSTEES

     The number of Trustees of the Company is established at seven pursuant to resolutions passed by the Board of Trustees in accordance with the Company's Declaration of Trust, as amended. Trustees will be elected by the majority of votes cast at the Annual Meeting, in person or by Proxy, for the nominees. Pursuant to applicable Washington law, abstentions and broker non-votes will have no effect on the vote for the election of Trustees. Under the Company's Declaration of Trust, as amended, cumulative voting in the election of Trustees is not permitted.

     The Board of Trustees is divided into three classes. Each class of Trustees is elected for a three-year term. Michel Arnulphy has been a Trustee since June 1995 and is a member of Class III to be elected to the Board of Trustees to serve until the annual meeting of Shareholders to be held in 2006, or until his successor is elected and qualified. Per Gundersby is nominated as a Class III Trustee to replace Jong L. Ryu, who has declined to stand for re-election, to serve until the annual meeting of Shareholders to be held in 2006, or until his successor is elected and qualified. Messrs. Arnulphy and Gundersby have each indicated that they are willing and able to serve as Trustees. If for any unforeseen reason any of the nominees declines or is unable to serve, proxies will be voted for the election of such other person or persons as shall be designated by the Trustees. Proxies received which do not specify a choice for the election of the nominees will be voted FOR each of the nominees. THE BOARD OF TRUSTEES RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE.

     The following table sets forth the name, position with the Company, age and expiration of the term as a Trustee of each nominee Trustee and each Trustee whose term of office will continue after the Annual Meeting:




                   Current Position                  Expiration Of Term
Name               with Company           Age        with Company
----               ----------------       ---        ------------------
Jimmy S.H. Lee     President, Chief        46               2005
                   Executive Officer
                   and Trustee

C.S. Moon          Trustee                 56               2004

Michel Arnulpy     Trustee                 69               2003

R. Ian Rigg        Secretary, Chief        59               2004
                   Financial Officer and
                   Trustee

Per Gundersby(1)   n/a                     68                n/a

William McCartney  Trustee                 47               2005

Graeme Witts       Trustee                 64               2004

---------------
(1)  Nominee  for  election  as  a  Trustee.

     The following provides certain background information about each of the Trustees, nominee Trustees and executive officers of the Company:

     J.S.H. Lee, age 46, has been a Trustee since May 1985 and President and Chief Executive Officer since 1992. Previously, Mr. Lee served with MFC Bancorp Ltd. as a director from 1986, Chairman from 1987 and President from 1988 to December 1996, respectively.

      C.S. Moon, age 56, has been a Trustee since June 1994. Mr. Moon is an independent consultant. He was formerly the Executive Director of Shin Ho Group of Korea, an international paper manufacturer headquartered in Korea, until 1998. Mr. Moon joined Shin Ho Group in 1990 and previously served in managerial positions with Moo Kim Paper Manufacturing Co., Ltd. and Sam Yung Pulp Co., Ltd.

     M. Arnulphy, age 69, has been a Trustee since June 1995. Mr. Arnulphy has been the Managing Director of Electro Orient Ltd., a merchandise trading company located in Hong Kong, since 1998. From 1975 to 1998, Mr. Arnulphy was the Managing Director of J. Mortenson & Co., Ltd. in Hong Kong, a water treatment equipment manufacturing company.

     R. Ian Rigg, age 59, has been a Trustee and Secretary and Chief Financial Officer since June 2003. Mr. Rigg also was a Trustee from July 1999 to December 2002, and acted as Secretary and Chief Financial Officer from October 1999 to November 2002. Mr. Rigg has acted as a representative of Bank Gospodarki of Poland since 1998 and has also been a director and officer of several public companies. Mr. Rigg is a member of the Institute of Chartered Accountants in Canada.

     P. Gundersby, age 68, has been a consultant to Zellstoff Stendal GmbH ("Stendal"), a 63.6% owned project subsidiary of the Company, since June 2002 and was a project director of Stendal from December 2001 to May 2002. Mr. Gundersby was Chairman of PEC-Tech, the construction subsidiary of RGM
International, which is a leading group of industrial companies in the Asia Pacific region, from 1997 to December 2001. Mr. Gundersby was a director of Jaakko Poyry Consulting Oy, a pulp and paper consulting company, from 1995 to 1996, Group Vice-Chairman of Jaakko Poyry International Oy from 1988 to 1995 and President of Jaakko Poyry International Oy from 1986 to 1988. Mr. Gundersby has a Masters of Science degree in Chemical Engineering.

     W. McCartney, age 47, has been a Trustee since January 2003. Mr. McCartney has been President and a director of Pemcorp Management Inc., a management services company, since 1990. Mr. McCartney is a member of the Institute of Chartered Accountants in Canada.

     G. Witts, age 64, has been a Trustee since January 2003. Mr. Witts organized Sanne Trust Company Limited, a trust company located in the Channel Islands, in 1988 and was managing director from 1988 to 2000, when he retired.

     W. Ridder, age 41, was appointed a managing director of Stendal in September 2002. Mr. Ridder was the principal assistant to the Company's chief executive officer from November 1995 until September 2002.

     During the fiscal year ended December 31, 2002, no meetings of the Board of Trustees were held, but the Board of Trustees acted on 13 occasions through resolutions adopted by the unanimous written consent of the Trustees. Under the Company's Declaration of Trust, as amended, resolutions of the Board of Trustees may be adopted upon the written consent of a majority of the Trustees. In connection with the Company's growth and expansion, the Company is considering appointing up to two additional members to its Board of Trustees in the coming year.

                  SECURITY OWNERSHIP OF TRUSTEES AND OFFICERS

     The following table sets forth information regarding the ownership of the Company's Shares as of June 16, 2003 by: (i) each Trustee, nominee Trustee and Named Executive Officer (as defined below) of the Company; and (ii) all Trustees and executive officers of the Company as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect the Shares set forth opposite his name. Each person has indicated that he will vote all Shares owned by him in favor of each of the proposals to be considered at the Annual Meeting.


Name of Owner        Number of Shares Owned     Percentage of Outstanding Shares
-------------        ----------------------     --------------------------------
Jimmy S.H. Lee(1)           1,619,800                         8.8%

C.S. Moon(2)                   29,000                         *

Michel Arnulphy(2)             23,000                         *

Maarten Reidel(3)             153,333                         *

R. Ian Rigg(2)                 60,000                         *

Jong L. Ryu                         -                         -

Per Gundersby                       -                         -

William McCartney                   -                         -

Graeme Witts                        -                         -

Wolfram Ridder(2)              60,000                         *

Trustees and Officers
  as a Group
  (8 persons)(4)            1,791,800                         9.6%

--------------
*    Less  than  1%.
(1) Includes presently exercisable stock options to acquire up to 1,585,000 Shares.
(2)  Represents  presently  exercisable  stock  options.
(3) Includes presently exercisable stock options to acquire up to 33,333 Shares, which expire in September 2003 as a result of the resignation of Mr. Reidel as a Trustee and officer of the Company in June 2003.
(4) Includes presently exercisable stock options to acquire up to 1,757,000 Shares, but excludes the 153,333 Shares and stock options held by Maarten Reidel due to his resignation as a Trustee and officer of the Company in June 2003.

                            COMMITTEES OF THE BOARD

     The  Board  of  Trustees  has  established  an  Audit Committee.  The Audit
Committee operates pursuant to a charter adopted by the Board of Trustees, a copy of which is attached as Appendix "A" to this Proxy Statement. The Audit Committee is appointed by and generally acts on behalf of the Board of Trustees. The Audit Committee is responsible primarily for monitoring: (i) the integrity of the Company's financial statements; (ii) compliance by the Company with legal and regulatory requirements; and (iii) the independence and performance of the Company's internal and external auditors. The members of the Audit Committee are Michel Arnulphy, William McCartney and Graeme Witts, each of whom is independent under the standards of the NASDAQ National Market. The Audit Committee met once during 2002.

     The Board of Trustees has also established a Compensation Committee. The Compensation Committee oversees the compensation of Trustees, officers, employees and consultants of the Company. The members of the Compensation
Committee are C.S. Moon and Michel Arnulphy. The Compensation Committee met once during 2002.

     The  Board  of  Trustees  has  not  established  a  Nominating  Committee.


                          REPORT OF THE AUDIT COMMITTEE

     The Audit Committee has reviewed and discussed the Company's audited consolidated financial statements for the year ended December 31, 2002 with management. The Audit Committee has also discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as amended. The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as amended, and has discussed with the Company's independent auditors their independence. The Audit Committee has considered whether the provision of services by the independent auditors other than audit related conflicts with the independence of the auditors.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Trustees that the audited consolidated financial statements of the Company for the year ended December 31, 2002 be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2002.

     Submitted  by  the members of the Audit Committee of the Board of Trustees.

William  McCartney
Michel  Arnulphy
Graeme  Witts


                                 CODE OF ETHICS

     The Board of Trustees has adopted a Code of Business Conduct and Ethics (the "Code") that applies to the Company's principal executive officer, principal financial officer, other executives and employees. A copy of the Code is attached as Appendix "B" to this Proxy Statement.

                             EXECUTIVE COMPENSATION

Summary  Compensation  Table
----------------------------

     The following table sets forth information on the annual compensation for each of the last three years paid to the Company's chief executive officer and those executive officers that earned in excess of $100,000 during the most recently completed fiscal year (the "Named Executive Officers"):


                              Annual Compensation        Long-Term
                                                        Compensation
                          ----------------------------  ------------
                                                        Securities
                                         Other Annual   Underlying   All Other
Name and                  Salary  Bonus  Compensation    Options    Compensation
Principal Position  Year   ($)     ($)       ($)            (#)          ($)
------------------  ----  ------  -----  ------------  ----------  ------------

Jimmy S.H. Lee      2002  238,504       -    90,941           -            -
Chief Executive     2001  213,012 309,137    10,679           -            -
Officer             2000  220,112       -         -     1,360,000          -

Maarten Reidel(1)   2002  282,699       -         -           -            -
Chief Financial
Officer

Wolfram Ridder(2)   2002  188,466       -         -           -            -
Managing Director
of Stendal

------------
(1) Mr. Reidel was appointed Chief Financial Officer in November 2002 and resigned as a Trustee, Secretary and Chief Financial Officer of the Company in June 2003. The amount presented for Mr. Reidel has been annualized.
(2) Mr. Ridder was appointed a managing director of Stendal effective September 2002 for an indefinite term at a salary of E200,000 per annum, increasing to E240,000 in April 2003, and a bonus of up to 25% of his annual salary based upon performance targets. The amount presented for Mr. Ridder has been annualized.

Stock  Options
--------------

     None of the Named Executive Officers were granted options to purchase Shares during 2002. Pursuant to Mr. Reidel's employment agreement effective July 1, 2002, in March 2003, the Company granted Mr. Reidel options to acquire up to 100,000 Shares under the Company's stock option plan at an exercise price of $6.375 per share, exercisable immediately as to one-third of the options granted and one-third on each of the first and second anniversaries of the date of grant. These options expire in September 2003 as a result of the resignation of Mr. Reidel as Trustee, Secretary and Chief Financial Officer of the Company in June 2003. For further information regarding Mr. Reidel's resignation, see the Company's Current Report on Form 8-K dated June 18, 2003, which is incorporated herein by reference.

     The table below provides information regarding the exercise of options during 2002 by the Named Executive Officers and information with respect to unexercised options held by them at December 31, 2002:

              Aggregated Option Exercises in Last Fiscal Year and
                         Fiscal Year-End Option Values


                                          Number of
                                          Securities
                                          Underlying                Value
                                          Unexercised           of Unexercised
                  Shares                  Options at         In-the-Money Options
                 Acquired     Value    Fiscal Year-End(#)    at Fiscal Year-End($)
Name            On Exercise  Realized    Exercisable/            Exercisable/
                    (#)        ($)       Unexercisable           Unexercisable
----            -----------  --------  -------------------   ---------------------
Jimmy S.H. Lee       -           -        1,685,000/Nil            Nil/Nil
Chief Executive
Officer

Wolfram Ridder      -            -           60,000/Nil            Nil/Nil
Managing Director
of Stendal


     The following table sets forth information as at June 16, 2003 regarding the Company's stock option plan under which options to acquire an aggregate of 3,600,000 Shares may be granted to the Company's officers and employees, and to the Company's Trustees who are not also officers or employees of the Company up to a maximum of 130,000 Shares:


                   Number of Shares       Weighted-average     Number of Shares
                   to be Issued           Exercise Price       Available for
                   Upon Exercise of       of Outstanding       Future Issuance
                   Outstanding Options    Options              Under Plan
                   -------------------    ----------------     ----------------
Stock Option Plan        2,218,000             $7.24                58,000


Compensation  of  Trustees
--------------------------

     Non-management Trustees receive $20,000 annually for their services and $500 for each meeting of the Board of Trustees that they attend. The Company also reimburses Trustees and officers for expenses incurred in connection with their duties as Trustees and officers. Trustees that are not also officers or employees of the Company and who are in office at the end of a fiscal year may receive options to acquire up to 6,000 Shares at an exercise price equal to the closing price of the Shares on the NASDAQ National Market on the last trading day of a fiscal year.

Indemnity  Agreements
---------------------

     The Company has entered into a Trustee's Indemnity Agreement with each of the Trustees. The Company has agreed under each of these agreements to indemnify each of the Trustees against any and all claims and costs that are or may be brought against him as a result of his being a Trustee, officer or employee of the Company or that of a company related to the Company. However, under the agreements, the Company is not obligated to indemnify a Trustee against any claims or costs in certain instances, including if it is determined that the Trustee failed to act honestly and in good faith with a view to the best interests of the Company, if the Trustee failed to disclose his interest or conflicts as required under corporate legislation in Washington or the Company is not permitted to indemnify the Trustee under such legislation, or if the Trustee has violated any insider trading rules under United States federal and state securities laws.

     If there is a change in control (as defined in the agreement) of the Company other than a change in control which has been approved by a majority of the Board of Trustees, the Company is required to seek legal advice as to whether and to what extent a Trustee would be permitted to be indemnified under applicable law. In addition, the agreements allow the Company to defend any claim made against a Trustee.

Employment  Agreements
----------------------

     Mr. Lee is a party to an amended and restated employment agreement dated November 20, 2000 with the Company. The agreement generally provides, subject to certain termination provisions, for the continued employment of Mr. Lee as president and chief executive officer for a period of 36 months with automatic one month renewals, so that the contract at all times has a remaining term of 36 months. The agreement provides for a base salary of $240,000 (which is paid in a foreign currency) and other compensation as determined by the Board of Trustees. The agreement contains change in control provisions pursuant to which, if a change in control (as defined in the agreement) occurs, Mr. Lee may only be discharged for cause. In the event Mr. Lee is terminated without cause or resigns for good reason (as defined in the agreement) within eighteen months of the change in control, he shall be entitled to a severance payment of three times his annual salary under the agreement and all unvested rights in any stock option or other benefit plans shall vest in full. If Mr. Lee is terminated without cause or resigns for good reason within three years of the change in control, he shall be entitled to a severance payment of three times the sum of his then annual salary under the agreement plus the higher of his last annual bonus and the highest bonus received during the preceding five years. In addition, all unvested rights in any stock option or other benefit plans will vest in full. Mr. Lee will also continue to receive equivalent benefits as were provided at the date of termination for the remaining term of the agreement.

Mr. Lee may terminate his employment with the Company at any time for good reason (as described in his employment agreement) within 180 days after the occurrence of the good reason event.

Incentive  Bonus  Plan
----------------------

     The Company adopted an employee incentive bonus plan ("EIP") which provides for the award of interests in an incentive bonus pool established under the plan to Trustees, officers and employees of the Company. The purpose of the plan is to attract and retain the services of qualified people and to provide additional incentive to them by granting them the opportunity to participate in the Company's profits. Under the plan, up to 5% of the Company's Net Income (as defined in the plan) for each fiscal year is set aside as a bonus pool. Units in the bonus pool may be granted by the Board of Trustees at its discretion to eligible persons during a fiscal year. The amount payable to a person from the bonus pool equals the percentage of the total number of units granted during the fiscal year which are held by the person at the end of the fiscal year.

Compensation  Committee  Interlocks  and  Insider  Participation
----------------------------------------------------------------

     C.S. Moon and Michel Arnulphy served as members of the Compensation Committee of the Board of Trustees during the year ended December 31, 2002. Neither Mr. Moon nor Mr. Arnulphy was an officer or employee of the Company during the year ended December 31, 2002, or has formerly been an officer of the Company.

Report  of  the  Trustees  on  Executive  Compensation
------------------------------------------------------

     The compensation of the Company's executive officers is determined on an annual basis by the Compensation Committee of the Board of Trustees in consultation with management. The Compensation Committee is composed of non-employee Trustees of the Company and the members of the Compensation Committee are independent under the standards of the NASDAQ National Market.

     The Company's compensation philosophy for executive officers is performance-based and is meant to motivate executive officers to achieve and maintain superior performance levels. To this end, the Company maintains annual base salaries for executive officers at relatively low amounts and awards annual bonuses and long-term incentives in the form of stock options to executive officers. In implementing the Company's compensation philosophy, the Compensation Committee considers, among other things, financial and operating targets for the Company for a period and the contribution of the executive officer in achieving these targets, the contribution of the executive officer to the business and operation of the Company generally, as well as total shareholder return.

     Base salaries for executive officers are based upon, among other things, job responsibilities, experience and performance of the executive officer, which involves an assessment of an executive officer's skills, judgment, application of knowledge and support of corporate values and priorities. In addition, the impact an executive officer is expected to make to the business of the Company in the future is considered.

     Bonuses are granted to the Company's executive officers pursuant to the EIP. Interests in the bonus pool established under the EIP are awarded to executive officers based on the expectations of the Trustees and management for, among other things, the financial and operating performance of the Company in a particular period and the contribution of an executive officer in achieving targets. The Compensation Committee also considers the contribution of the executive officers to the business and operation of the Company generally.

     Executive officers may also be granted long-term incentives in the form of stock options under the Company's stock option plan. Options are generally granted based upon the long-term financial and operating expectations of the Trustees and management for the Company and the contribution an executive officer is expected to make in the future in achieving targets. Stock options produce value to executive officers only if the price of the Company's Shares appreciate, thereby directly linking the interests of executive officers with those of shareholders.

     In determining the compensation of the Company's chief executive officer for 2002, the Compensation Committee evaluated Mr. Lee based on the criteria set forth above. In determining Mr. Lee's bonus award for 2002 under the EIP, the Compensation Committee considered, among other things, the operating performance of the Company in a difficult global economic environment for pulp and paper companies, the contributions made by Mr. Lee in reducing operating costs and bolstering the current and long-term competitive position of the Company during 2002 and the progress made by the Company with respect to the project to construct a kraft pulp mill near the town of Stendal, Germany and the contributions made by Mr. Lee in this regard. No options to acquire Shares of the Company were granted to executive officers, including Mr. Lee, in 2002. However, Mr. Lee holds a significant number of options to acquire Shares of the Company, the exercise prices of which are higher than the current trading price of the Shares on the NASDAQ National Market.

     Submitted by the members of the Compensation Committee of the Board of Trustees.

C.S.  Moon
Michel  Arnulphy

Performance  Graph
------------------

     The following graph compares the cumulative total shareholder return (share price appreciation plus dividends) with respect to the Shares with the cumulative total return of the NASDAQ Market Index and an additional group of peer companies which comprise Standard Industrial Classification Code 262 - Paper Mills, over the five years ending December 31, 2002. The companies which comprise SIC Code 262 are Abitibi-Consolidated Inc., American Israeli Paper, Badger Paper Mills Inc., Biomass Technologies, Boise Cascade Corporation, Bowater Inc., Bunzl PLC ADS, Chesapeake Corporation, Domtar Inc., Fibermark Inc., Fletcher Challenger Forests, Fletcher Challenger Building, Fort James Corp., Glatfelter, Kimberly-Clark Corporation, Mercer International Inc., Pope & Talbot Inc., Potlatch Corporation, Sappi Ltd. ADS, Schweitzer Mauduit International, Stora Enso, UPM Kymmene Corp. ADS, Votorantim Cellulose,
Wausau-Mosinee  Paper  Corporation,  and  Weyerhauser  Company.


    Compare 5-Year Cumulative Total Return Among Mercer International Inc.,
                     NASDAQ Market Index and SIC Code Index

                                [GRAPH OMITTED]

                    Assumes $100 invested on January 1, 1998
                          Assumes Dividend Reinvested
                      Fiscal Year Ending December 31, 2002

                      Comparison of Cumulative Total Return
                   of Company Industry Index and Broad Market



Company                     1997    1998    1999    2000    2001    2002
-------------------------  ------  ------  ------  ------  ------  ------
Mercer International Inc.  100.00   77.62   53.11   91.15   85.66   63.04
Industry Index             100.00  104.32  126.63  125.33  122.23  109.63
Broad Market               100.00  141.04  248.76  156.35  124.64   86.94


                  SECTION 16(a) BENEFICIAL OWNERSHIP COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires that the Company's officers and Trustees and persons who own more than 10% of the Company's Shares file reports of ownership and changes in ownership with the Commission and furnish the Company with copies of all such reports that they file. Based solely upon a review of the copies of these reports received by the Company, and upon written representations by the Company's Trustees and officers regarding their compliance with the applicable reporting requirements under
Section 16(a) of the Exchange Act, the Company believes that all of its Trustees and officers filed all required reports under Section 16(a) in a timely manner for the year ended December 31, 2002.

                      INDEPENDENT ACCOUNTANTS AND AUDITORS

     The Company will appoint Deloitte & Touche LLP as the Company's new independent auditors in place of Peterson Sullivan PLLC effective at the Annual Meeting. As a matter of good corporate practice, the Company intends to seek Shareholder ratification of such appointment at the Annual Meeting.

     Peterson Sullivan PLLC, Certified Public Accountants, examined the consolidated financial statements of the Company for the fiscal year ended December 31, 2002. Peterson Sullivan has examined the consolidated financial statements of the Company each year since 1989. Representatives of Deloitte & Touche and Peterson Sullivan are not expected to be present at the Annual Meeting.

     Fees  paid  to  Peterson  Sullivan  by  the  Company  during 2002 included:

     AUDIT FEES. The Company paid Peterson Sullivan $358,839 in fees relating to the audit of the Company's annual financial statements and reviews of the Company's quarterly financial statements.

     FINANCIAL INFORMATION SYSTEMS. The Company made no payments to Peterson Sullivan relating to the operation, supervision, design or implementation of the Company's financial information systems.

     ALL OTHER FEES. All other fees paid to Peterson Sullivan totaled $399,420, relating mainly to accounting and tax services.

                                   PROPOSAL 2

                      RATIFICATION OF INDEPENDENT AUDITORS


     The Company will appoint Deloitte & Touche LLP as the Company's new independent auditors in place of Peterson Sullivan PLLC effective at the Annual Meeting. As a matter of good corporate practice, the Company intends to seek Shareholder ratification of the appointment of Deloitte & Touche at the Annual Meeting. The Company will also appoint Deloitte & Touche as the auditors for the Company's significant subsidiaries effective as of the Annual Meeting. The decision to change auditors was recommended and approved by the Company's Audit Committee and also approved by the Board of Trustees.

     Peterson Sullivan's reports on the Company's financial statements for the fiscal years ended December 31, 2001 and 2002 did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the fiscal years ended December 31, 2001 and 2002 and the subsequent interim period ended March 31, 2003: (i) there were no disagreements between the Company and Peterson Sullivan on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which, if not resolved to the satisfaction of Peterson Sullivan would have caused Peterson Sullivan to reference the subject matter of the disagreement in its reports; and (ii) there were no "reportable events" as defined in Item 304(a)(1)(v) of Regulation S-K of the Commission.

     During the last two complete fiscal years and through the date hereof, neither the Company nor its significant subsidiaries consulted Deloitte & Touche with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

     The appointment of Deloitte & Touche must be ratified by the majority of votes cast at the Annual Meeting, in person or by Proxy, in favor of such ratification. Accordingly, abstentions and broker non-votes will have the same effect as a vote against such ratification.

     THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE RATIFICATION OF DELOITTE & TOUCHE LLP AS THE COMPANY'S AUDITORS.

     In the event Deloitte & Touche are not ratified as the company's auditors at the Annual Meeting, the Company's Audit Committee will consider whether to retain Deloitte & Touche or appoint another firm. The Audit Committee may appoint another firm as the Company's auditors without the approval of Shareholders, even if Shareholders ratify the appointment of Deloitte & Touche at the Annual Meeting.

                          FUTURE SHAREHOLDER PROPOSALS

     Any proposal which a Shareholder intends to present at the next annual meeting of Shareholders of the Company must be received by the Company on or before January 30, 2004. A Shareholder must submit such a proposal to the Company for inclusion in the proxy statement for the next annual shareholders' meeting on or before April 16, 2004, or management will have discretionary authority to vote proxies received for such meeting with respect to any such proposal.

                                  OTHER MATTERS

     The Trustees know of no matters other than those set out in the Proxy Statement to be brought before the Annual Meeting. If other matters properly come before the Annual Meeting, it is the intention of the proxy holders to vote the proxies received for the Annual Meeting in accordance with their judgment.

     THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED JUNE 18, 2003 HAS BEEN INCORPORATED BY REFERENCE IN THIS PROXY STATEMENT. THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 HAS BEEN FILED WITH THE
COMMISSION. A COPY OF SUCH FORM 8-K AND ANNUAL REPORT WILL BE PROVIDED TO SHAREHOLDERS WITHOUT CHARGE UPON ORAL OR WRITTEN REQUEST DIRECTED TO MERCER INTERNATIONAL INC., SHAREHOLDER INFORMATION, C/O SUITE 1620, 400 BURRARD STREET, VANCOUVER, BRITISH COLUMBIA V6C 3A6, CANADA, TELEPHONE (206) 674-4639. THIS PROXY STATEMENT, THE COMPANY'S CURRENT REPORT ON FORM 8-K DATED JUNE 18, 2003 AND THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2002 ARE ALSO AVAILABLE ON THE COMMISSION'S WEBSITE AT WWW.SEC.GOV.

BY  ORDER  OF  THE  BOARD  OF  TRUSTEES

Date:  June  18,  2003

                                  APPENDIX "A"


                            MERCER INTERNATIONAL INC.

                             AUDIT COMMITTEE CHARTER

The  Audit Committee is appointed by the Board to assist the Board in monitoring
(1) the integrity of the financial statements of the Company, (2) the compliance by the Company with legal and regulatory requirements and (3) the independence and performance of the Company's internal and external auditors.

The members of the Audit Committee shall meet the independence and experience requirements of any exchange or quotation system upon which the Company's securities are listed or quoted. In particular, the Chairman of the Audit Committee shall have accounting or related financial management expertise. The members of the Audit Committee shall be appointed by the Board.

The Audit Committee shall have the authority to retain independent legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

The  Audit  Committee  shall  make  regular  reports  to  the  Board.

The  Audit  Committee  shall:

1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

3. Review an analysis prepared by management and the independent auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements, including an analysis of the effect of alternative GAAP methods on the Company's financial statements and a description of any transactions as to which management obtained Statement on Auditing Standards No. 50 letters.

4. Review with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Company's financial statements.

5. Review with management and the independent auditor the Company's quarterly financial statements prior to the filing of its Form 10-Q, including the results of the independent auditors' reviews of the quarterly financial statements.

6. Meet periodically with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

7. Review major changes to the Company's auditing and accounting principles and practices as suggested by the independent auditor, internal accounting or financial personnel or management.

8. Recommend to the Board the appointment of the independent auditor, which firm is ultimately accountable to the Audit Committee and the Board.

9. Review the experience and qualifications of the senior members of the independent auditor team, the quality control procedures of the independent auditor and the rotation of the lead partner and reviewing partner of the independent auditor.

10.  Approve the fees to be paid to the  independent auditor for audit services.

11. Pre-approve the retention of the independent auditor for all audit and any non-audit service, including tax services, and the fees for such non-audit services.

12. Receive periodic reports from the independent auditor regarding the auditor's independence, discuss such reports with the auditor, consider whether the provision of non-audit services is compatible with maintaining the auditor's independence and, if so determined by the Audit Committee, recommend that the Board take appropriate action to satisfy itself of the independence of the auditor.

13. Evaluate together with the Board the performance of the independent auditor and whether it is appropriate to adopt a policy of rotating independent auditors on a regular basis. If so determined by the Audit Committee, recommend that the Board replace the independent auditor.

14. Recommend to the Board guidelines for the Company's hiring of employees of the independent auditor who were engaged on the Company's account.

15. Review the appointment and replacement of the senior accounting and financial executives.

16. Review the significant reports to management prepared by the internal accounting and financial personnel and management's responses.

17. Obtain from the independent auditor assurance that Section 10A of the Securities Exchange Act of 1934 has not been implicated.

18. Obtain reports/confirmation from management, the Company's senior accounting and financial personnel and the independent auditor that the Company's subsidiary/foreign affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct, including disclosures of insider and affiliated party transactions.

19. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

20. Review with management and the independent auditor any correspondence with regulators or governmental agencies and any employee or anonymous complaints or published reports which raise material issues regarding the Company's financial statements or accounting policies.

21. Review with the independent auditor any problems or difficulties the auditor may have encountered and any disagreements between the independent auditor and management of the Company and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

     (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information, and any disagreements with management.

     (b)   The  internal  accounting  and  financial  responsibilities.

     (c)   The  investigation   and   implementation   of  the resolution of any
           disagreement between the independent auditor and the management of the Company.

22. Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

23. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

24.  Meet  at  least  quarterly  with   the  chief  financial  officer  and  the
     independent  auditor  in  separate  executive  sessions.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's Code of Conduct.

                                  APPENDIX "B"


                            MERCER INTERNATIONAL INC.
                       CODE OF BUSINESS CONDUCT AND ETHICS

Purpose

The Board of Trustees (the "Board") of Mercer International Inc. ("Mercer" or the "Company") has adopted this Code of Business Conduct and Ethics (the "Code") in connection with Section 406 of the Sarbanes-Oxley Act of 2002. The Code applies to Mercer's Chief Executive Officer, President, Chief Financial Officer, and all other executive officers (collectively, the "Officers"), to all other employees of Mercer and its majority-owned subsidiaries, and to the members of the Board (the "Trustees"). The Code is designed to deter wrongdoing and to promote: (i) honest and ethical conduct; (ii) avoidance of conflicts of interest; (iii) full, fair, accurate and timely disclosure in Mercer's public filings with the Securities and Exchange Commission (the "SEC"); (iv) compliance with applicable governmental laws, rules and regulations; (v) prompt internal reporting to the Board or a committee of the Board of violations of the Code; and (vi) accountability for adherence to the Code.

The Board believes the Code should be an evolving set of guidelines, subject to alteration as circumstances warrant. Any modification to or waiver of the Code may be made only by the Board, will be promptly disclosed as required by SEC rules and other applicable laws and regulations.

Those who violate the standards in the Code will be subject to disciplinary action, which may include loss of pay, termination, referral for criminal prosecution and reimbursement to the Company or others for any losses or damages resulting from the violation. If you are in a situation which you believe may violate or lead to a violation of this Code, you must inform the Audit Committee of the Board as soon as practicable.

Ethical  Principles

Each Trustee, Officer and employee is expected to conduct his or her affairs with honesty and integrity, and is required to adhere to the highest ethical standards in carrying out his or her duties on behalf of the Company. Trustees, Officers and employees are expected to be honest and ethical in dealing with each other, clients, vendors and third parties. All Trustees, Officers and employees' actions must be free from illegal discrimination, libel, slander or harassment. Each person must be accorded equal opportunities in compliance with applicable law.

Conflicts  of  Interest

All of us must be able to perform our duties and exercise judgment on behalf of Mercer without influence or impairment, or the appearance of influence or impairment, due to any activity, interest or relationship that arises outside of work. Put more simply, when our loyalty to Mercer is affected by actual or potential benefit or influence from an outside source, a conflict of interest exists. We should all be aware of any potential influences that impact or appear to impact our loyalty to Mercer. In general, we should avoid situations where our personal interests conflict, or appear to conflict, with those of Mercer.

Any time you believe a conflict of interest may exist, Officers and Trustees must disclose the potential conflict of interest in writing to their supervisor and to the Audit Committee. Employees can disclose their actual or apparent conflicts of interest to their supervisors or managing directors. Any activity that is approved, despite the actual or apparent conflict, must be documented. A potential conflict of interest that involves an Officer must be approved in writing by the Audit Committee.

It is not possible to describe every conflict of interest, but some situations that could cause a conflict of interest include:

   * Doing business with family members, including your spouse, parents, children, siblings and in-laws

   * Having a financial interest in another company with whom Mercer does business

   *  Managing  your  own  business

   *  Serving  as  a  director  of  another  business

   *  Being  a  leader  in  some  organizations

   *  Diverting  a  business  opportunity  from  Mercer  to  another  company

Employing  Friends  and  Relatives

Employing relatives or close friends who report directly to you may also be a conflict of interest. Although our company encourages employees to refer candidates for job openings, employees who may influence a hiring decision must avoid giving an unfair advantage to anyone with whom they have a personal relationship. In particular, you should not hire relatives or attempt to influence any decisions about the employment or advancement of people related to or otherwise close to you, unless you have disclosed the relationship as provided herein and the decision has been approved.

Ownership  in  Other  Businesses

Investments can cause a conflict of interest. In general, you and your family members should not own, directly or indirectly, a significant financial interest in any company that does business with Mercer or seeks to do business with Mercer or in any of our competitors.

Service  on  Boards

Serving as a director of another corporation may create a conflict of interest. Being a director or serving on a standing committee of some organizations, including government agencies, also may create a conflict. Before accepting an appointment to the board or a committee of any organization whose interests may conflict with Mercer's interests, you must discuss it with and obtain written approval from the Audit Committee. This rule does not apply to non-employee Trustees.

Public  Filings  and  Communications

The Officers are responsible for ensuring full, fair, accurate, timely and understandable disclosure in the reports and documents that the Company files with the SEC and in the Company's other public communications (collectively, "Reports"). However, if you are requested to provide information to be included in, or to participate in the preparation of, Reports, you are responsible for providing such information and preparing such Reports in a manner that will help to ensure full, fair, accurate and timely disclosure.

Accounting,  Recordkeeping  and  Personal  Transactions

Mercer requires honest and accurate recording and reporting of information in order to make responsible business decisions. All Mercer books, records, accounts and financial statements must be maintained in reasonable detail, must appropriately reflect Mercer's transactions and must conform both to applicable legal requirements and to Mercer's system of internal controls. Unrecorded or "off-the-books" funds or assets should not be maintained unless permitted by applicable law or regulation and approved by Mercer's principal financial officer.

Many employees regularly use business expense accounts, which must be documented and recorded accurately. If you are not sure whether a certain expense is legitimate, ask your supervisor or the accounting department.

Business records and communications often become public. Avoid exaggeration, derogatory remarks, guesswork, or inappropriate characterizations of people and companies in all e-mail, internal memos and reports. Records should always be retained or destroyed according to Mercer's record retention policies. In accordance with those policies and in the event of litigation or governmental investigation, please consult the Audit Committee or the Company's counsel for instructions.

If you suspect misconduct, irregularity, or other questionable matters regarding accounting, internal accounting controls or auditing matters, immediately contact your supervisor, the general counsel or the audit committee.

Relations  with  Auditors

None of us shall directly or indirectly attempt to coerce, influence, manipulate, or mislead any of the Company's independent or internal financial staff or auditors in connection with the preparation of the Company's financial statements. This prohibits not only threats, bribery and blackmail, but also offering non-bribe financial incentives such as future employment or engagements and providing misleading information or analysis. If you become aware of any such attempt, promptly report it in writing to the Audit Committee.

Compliance  with  Laws,  Rules  and  Regulations

Obeying the law is the foundation on which Mercer's ethical standards are built. All Trustees, Officers and employees must respect and obey the laws, rules and regulations of the cities, states and countries in which Mercer operates. Although not all employees are expected to know the details of these laws, it is important to know enough to determine when to seek advice from supervisors, managers, counsel or other appropriate personnel. If an employee suspects misconduct, he or she may anonymously report it to supervisors, managers, counsel or the Audit Committee.

Insider  Trading

Confidential information is the Company's property and you may not improperly use it for your personal benefit. Trustees, Officers and employees who have access to confidential information are not permitted to use or share that information for stock trading purposes or for any other purpose except the conduct of Mercer's business. All non-public information about Mercer or its customers should be considered confidential information. To use non-public information for personal financial benefit or to "tip" others who might make an investment decision on the basis of this information is both unethical and illegal. Mercer will cooperate with any investigation by the SEC or other law enforcement authorities regarding the misuse of Mercer's confidential information.

Corporate  Opportunities

You may not take for yourself business opportunities discovered through the use of Mercer's property, information, or position, and you may not use Mercer's property or information or your position for personal gain. Trustees, Officers and employees owe a duty to Mercer to advance Mercer's legitimate interests when the opportunity to do so arises.

Discrimination  and  Harassment

Mercer's long-standing policy is to offer fair and equal employment opportunity to every person regardless of age, race, color, creed, religion, disability, marital status, sex, sexual orientation, national origin, or other legally protected status, as required by law. Mercer seeks to provide a work environment that is free from intimidation and harassment based on any of these characteristics and Mercer specifically prohibits such intimidation and harassment.

Health  and  Safety

Mercer strives to provide each employee with a safe and healthful work environment. Each employee is responsible for maintaining a safe and healthy workplace for all employees by following safety and health rules and practices and reporting incidents, injuries and unsafe equipment, practices or conditions. Violence and threatening behavior are never permitted for any reason. Employees must report to work in condition to perform their duties, free from the influence of illegal drugs or alcohol and the use of illegal drugs in the workplace will not be tolerated.

Environmental  Protection

Mercer is an environmentally responsible company and operates its facilities in compliance with applicable environmental, health and safety regulations and in a manner that has the regard for the safety and well being of its employees and the general public. Necessary permits, approvals and controls are maintained at all Mercer facilities and Mercer strives to improve products, packaging and manufacturing operations to minimize their environmental impact.

You are responsible for complying with all applicable environmental laws, regulations and Mercer policies and for diligently following the proper procedures with respect to the handling and disposal of hazardous materials. Mercer insists that its suppliers and contractors also follow appropriate environmental laws and guidelines. If you have questions or concerns relating to Mercer's environmental compliance requirements or activities, you should contact your local supervisor.

Protection  and  Proper  Use  of  Company  Assets

Mercer's resources should be used only for legitimate business purposes and for the benefit of the Company. All of us should endeavor to protect Mercer's assets and ensure their efficient use. Theft, carelessness, and waste directly impact Mercer's profitability. Any suspected incident of fraud or theft should be immediately reported for investigation. Mercer equipment should not be used for non-Company business, though incidental personal use may be permitted.

Our obligation to protect Mercer's assets includes its proprietary information, including intellectual property such as trade secrets, patents, trademarks, and copyrights, as well as business, marketing and service plans, engineering and manufacturing ideas, designs, databases, records, salary information and any unpublished financial data and reports. Unauthorized use or distribution of this information would violate Company policy and could result in civil or criminal penalties.

International  Operations

The United States Foreign Corrupt Practices Act prohibits giving anything of value, directly or indirectly, to officials of foreign governments or foreign political candidates in order to obtain or retain business. It is strictly prohibited to make illegal payments to government officials of any country.

In addition, the United States government has a number of laws and regulations regarding business gratuities which may be accepted by United States government personnel. The promise, offer or delivery to an official or employee of the United States government of a gift, favor or other gratuity in violation of these rules would not only violate Company policy but could also be a criminal offense. State and local governments, as well as foreign governments, may have similar rules. If you need any guidance regarding relationships with government personnel please consult the Company's counsel.

All Mercer employees worldwide must comply with Mercer policies and procedures applicable to international business transactions, with the legal requirements and ethical standards of each country in which they conduct Mercer business and with all U.S. laws applicable in other countries, including the Foreign Corrupt Practices Act.

Reporting  Concerns

Any Officer or employee who has a concern about the Company's conduct, its disclosure, accounting or internal controls or about a possible violation of the Code is strongly encouraged to report that concern to any non-employee Trustee, the Audit Committee or other committee of the Board as may be designated from time to time.

The Company will forward all such concerns to the appropriate Trustee and/or the Audit Committee or other Board committee for review, and the status of all such outstanding concerns will be reported to the Board on a quarterly basis. The non-employee Trustees, the Audit Committee or other Board committee may direct special treatment, including the retention of outside advisors or counsel, for any concern addressed to them. Any retaliation or adverse action against anyone for raising or helping to resolve an integrity concern is absolutely prohibited.

THIS CODE OF BUSINESS CONDUCT AND ETHICS IS NOT A CONTRACT OF EMPLOYMENT OR A GUARANTEE OF CONTINUING MERCER POLICY. THE COMPANY MAY AMEND, SUPPLEMENT OR DISCONTINUE THIS CODE OF BUSINESS CONDUCT AND ETHICS OR ANY PART OF IT AT ANY TIME.

                                      PROXY

                            MERCER INTERNATIONAL INC.

                    14900 INTERURBAN AVENUE SOUTH, SUITE 282
                                SEATTLE, WA  98168


     THIS PROXY IS SOLICITED ON BEHALF OF THE TRUSTEES OF MERCER INTERNATIONAL INC.

     The undersigned hereby appoints Jimmy S.H. Lee, or failing him R. Ian Rigg, as proxy, with the power of substitution, to represent and to vote as designated below all the shares of beneficial interest of Mercer International Inc. held of record by the undersigned on May 21, 2003 at the Annual Meeting of Shareholders to be held on July 15, 2003, or any adjournment thereof.

1.   Election  of  Trustees


            FOR  the  nominees  listed        WITHHOLD  AUTHORITY  to  vote
            below  (except as marked to       for  the  nominees  listed
            the contrary below)  / /          below  / /


     (Instruction: to withhold authority to vote for a nominee, strike a line through the nominee's name in the list below.)

                 Michel Arnulphy                      Per Gundersby

2.   Ratification  Of  Appointment  Of  Deloitte  &  Touche  LLP  As  Auditors

            FOR  / /           AGAINST  / /            ABSTAIN  / /


3. In his discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting.

     This Proxy when properly executed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE MATTERS TO BE VOTED UPON OR RATIFIED AT THE MEETING.

     Please sign exactly as name appears on your share certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

DATED:                     ,2003.
       --------------------                   ----------------------------------
                                              Signature

                                              ----------------------------------
                                              Print  Name

                                              ----------------------------------
                                              Signature,  if  jointly  held

                                              ----------------------------------
                                              Print  Name

                                              ----------------------------------
                                              Number  of  shares  held

    PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
                                    ENVELOPE.